TRUSTEES AND OFFICERS
C. Oscar Morong, Jr., Chairman
Philip W. Coolidge*, President
H. B. Alvord
E. Kirby Warren
William S. Woods

SECRETARY
Linda T. Gibson*

TREASURER
John R. Elder*

*Affiliated Person of Administrator and Distributor

--------------------------------------|-|--------------------------------------

INVESTMENT ADVISER
(OF TAX FREE RESERVES PORTFOLIO)
Citibank, N.A.
153 East 53rd Street, New York, NY 10043

ADMINISTRATOR AND DISTRIBUTOR
The Landmark Funds Broker-Dealer Services, Inc.
6 St. James Avenue, Boston, MA 02116
(617) 423-1679

TRANSFER AGENT AND CUSTODIAN
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston, MA 02110

LEGAL COUNSEL
Bingham, Dana & Gould LLP
150 Federal Street, Boston, MA 02110

--------------------------------------|-|--------------------------------------

SHAREHOLDER SERVICING AGENTS
(See Inside Cover)

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus.

TFR/S/97             Printed on Recycled Paper   [recycle symbol]

[logo] LANDMARK(SM) FUNDS
           Advised by Citibank, N.A.

LANDMARK
TAX FREE RESERVES

SEMI-ANNUAL
REPORT
FEBRUARY 28, 1997

--------------------------------------------------------------------------------
                          A LETTER TO OUR SHAREHOLDERS

Dear Shareholder:

     Short-term tax-exempt securities produced competitive after-tax returns commensurate with safety during the six-month period ended February 28, 1997. When the period began, the economic environment was one of subdued growth, unchanged monetary policy, relatively low interest rates and low inflation, albeit with a moderately upward bias. These conditions soon changed: the fourth quarter of 1996 saw more robust economic growth than most economists had expected. Yet, the absence of accompanying inflationary pressures has enabled the Federal Reserve Board to hold monetary policy steady and keep interest rates low.

     In this environment, the Landmark Funds' investment adviser, Citibank, N.A., continued to manage Tax Free Reserves Portfolio with the goal of achieving its investment objectives: providing high levels of current income exempt from federal income taxes, preservation of capital and liquidity. The Fund seeks to offer an attractive yield by investing in high-quality short-term municipal obligations issued by a variety of states, U.S. territories, municipalities and their agencies.

     This report reviews the Fund's investment activities and performance during the six months ended February 28, 1997, and provides a summary of Citibank's perspective on and outlook for the tax-free money market securities marketplace. On behalf of the Board of Trustees of the Landmark Funds, I want to thank you for your confidence and participation.

/s/ Philip W. Coolidge

Philip W. Coolidge
President
March 14, 1997

Remember that Mutual Fund Shares:
o Are not bank deposits or FDIC insured
o Are not obligations of or guaranteed by Citibank or Citicorp Investment
  Services
o Are subject to investment risks, including possible loss of the principal amount invested.


TABLE OF CONTENTS
  1   A Letter to Our Shareholders
--------------------------------------------------------------------------------
  2   Market Environment
      Fund Snapshot
--------------------------------------------------------------------------------
      Fund Quotes
  3   The Portfolio Manager Responds
      Strategy and Outlook
--------------------------------------------------------------------------------
  4   Fund Data
      7-Day Yield Comparisons

LANDMARK TAX FREE RESERVES
--------------------------------------------------------------------------------
  5   Statement of Assets and Liabilities
      Statement of Operations
--------------------------------------------------------------------------------
  6   Statement of Changes in Net Assets
      Financial Highlights
--------------------------------------------------------------------------------
  7   Notes to Financial Statements
--------------------------------------------------------------------------------

TAX FREE RESERVES PORTFOLIO
--------------------------------------------------------------------------------
  9   Portfolio of Investments
--------------------------------------------------------------------------------
 15   Statement of Assets and Liabilities
--------------------------------------------------------------------------------
 16   Statement of Operations
--------------------------------------------------------------------------------
 17   Statement of Changes in Net Assets
      Financial Highlights
--------------------------------------------------------------------------------
 18   Notes to Financial Statements

--------------------------------------------------------------------------------
  MARKET ENVIRONMENT

     Although the economy during the first half of 1996 was stronger than most economists expected, by September economic growth had moderated to a rate well below the level at which the Federal Reserve Board's monetary policy-makers begin to worry about inflation. This favorable environment proved to be positive for most fixed-income securities, in large part because the Federal Reserve was able to hold monetary policy steady after their most recent rate cut in January, 1996.

     By the end of January, 1997, however, it became apparent that the U.S. economy had accelerated at an annualized 4.7% rate during the fourth quarter of 1996, a higher level of growth than most market-watchers expected. This increase, coupled with gains in employment and industrial production, once again raised concern among some investors that an acceleration of inflation might be imminent. Yet, other reliable leading indicators of inflation subsequently told a different story, reassuring the markets that low levels of inflation were likely to continue.

     The yields of short-term municipal securities relative to their taxable U.S. Treasury counterparts remained below historical averages during the reporting period, the result of a continuing scarcity of supply relative to steady demand for tax-exempt money market instruments. Yet, tax-exempt securities remain an attractive cash management alternative for those in the higher federal income tax brackets.

--------------------------------------------------------------------------------
  FUND SNAPSHOT

COMMENCEMENT OF OPERATIONS
August 31, 1984

NET ASSETS AS OF 2/28/97
$410.2 million

FUND OBJECTIVE
Provide high levels of current income which is exempt from Federal income taxes,* preservation of capital and liquidity.

DIVIDENDS
Declared daily, paid monthly

CAPITAL GAINS
Distributed annually, if any

BENCHMARKS
o Lipper Tax Exempt Money Market Funds Average
o IBC General Tax Free Funds Average

INVESTMENT ADVISER
TAX FREE RESERVES PORTFOLIO
Citibank, N.A.

* A portion of the income may be subject to the Federal Alternative Minimum Tax
  (AMT). Consult your personal tax advisor.

--------------------------------------------------------------------------------
  FUND QUOTES FROM THE PORTFOLIO MANAGER

"Fourth quarter 1996 economic growth was stronger than expected, and we are watching carefully to see if that strength continues or returns to noninflationary levels."

"We have kept our average maturity long since rates rose last July to their highest levels of 1996. We extended maturities at that time to lock in as much yield as we possibly could."

"We expect the scarcity of new short-term tax-exempt securities to continue in 1997 as a healthy economy reduces the need for short-term municipal borrowing."

--------------------------------------------------------------------------------
  THE PORTFOLIO MANAGER RESPONDS

     As economic activity slowed in August and September, interest rates declined modestly, retracing some of their gains from earlier in the year. Our strategy in this environment was to maintain the stance we had adopted at the end of July, 1996: a longer-than-average maturity intended to maintain prevailing yields for as long as practical in a declining interest rate environment.

     We maintained this longer-than-neutral posture throughout the period, shortening and lengthening within a well defined range to take advantage of changing supply-demand relationships in the municipal securities markets. Just prior to times when states and municipalities came to the market to issue new securities, we shortened our average maturity to take advantage of the temporary increase in supply. During such times, we strived to lock in incrementally higher yields for as long as possible in anticipation of lower interest rates.

     The Portfolio consisted of a diverse array of short-term tax-exempt securities throughout the six-month period. Most significantly, we increased our exposure to non-rated notes issued by small school districts, towns, counties and authorities. Because of their small size, issuers may choose not to pay for a credit evaluation by the major bond rating agencies. Instead, Citibank's analysts carefully evaluate the creditworthiness of each issuer, and approve non-rated securities for purchase only if their credit quality is considered equivalent to the highest quality rating. The Portfolio also focused on pre-refunded bonds and variable-rate custodial receipts, both of which provided higher yields than general obligation municipal securities.

--------------------------------------------------------------------------------
  STRATEGY AND OUTLOOK

     Our outlook for 1997 is cautiously optimistic. While we expect inflation to remain benign for the first half of 1997, we are aware of the risk that, if economic growth during the first quarter of 1997 is as strong as it was in the fourth quarter of 1996, the Federal Reserve probably would raise key short-term interest rates. In such an event, we might attempt to reduce the Portfolio's average maturity to the neutral range to be able to take advantage of higher yielding opportunities if they become available. We could also seek to increase our exposure to variable-rate securities that tend to do well in rising interest-rate environments.

     At this point, however, we believe that the fourth quarter's economic strength was a temporary anomaly, and we expect the first part of 1997 to show a market environment remarkably similar to the one that prevailed in the third quarter of 1996: moderate growth, low inflation, modestly declining interest rates and an unchanged monetary policy. Our strategy in this environment is to maintain an average duration in the longer-than-neutral range. If the economy slows over the near term, we could maintain a longer-than-average maturity in order to maintain competitive yields in a declining interest rate environment.

--------------------------------------------------------------------------------
  FUND DATA All Periods Ended February 28, 1997 (unaudited)

                                                       TOTAL RETURNS
                                                 ------------------------------
                                                SIX     ONE    FIVE    TEN
                                               MONTHS** YEAR  YEARS*  YEARS*
                                               ------   ----  -----   -----
Landmark Tax Free Reserves..................    1.46%   2.90%  2.62%   3.74%
Lipper Tax Exempt Money Market Funds Average    1.45%   2.91%  2.62%   3.74%
 * Average Annual Total Return
** Not Annualized

7-DAY YIELDS
------------
Annualized Current       2.83%
Effective                2.87%
The Annualized Current 7-Day Yield reflects the amount of income generated by the investment during that seven day period and assumes that the income is generated each week over a 365 day period. The yield is shown as a percentage of the investment.

The Effective 7-Day Yield is calculated similarly, but when annualized, the income earned by the investment during that seven day peirod is assumed to be reinvested.

The effective yield is slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

--------------------------------------------------------------------------------
  7-DAY YIELD COMPARISONS

As the graph illustrates, Landmark Tax Free Reserves generally provided a similar annualized seven-day yield than a comparable IBC's Money Fund Report AveragesTM, as published in IBC Money Fund ReportTM, for the one year period.

            COMPARISON OF 7-DAY YIELDS FOR LANDMARK TAX FREE RESERVES
                     VS. IBC GENERAL TAX FREE FUNDS AVERAGE

                                Landmark      IBC General
                                Tax Free       Tax Free
                                Reserves        Average
                                --------        -------
               3/5/96             2.77%           2.79%
               3/12/96            2.66%           2.65%
               3/19/96            2.69%           2.70%
               3/26/96            2.75%           2.78%
               4/2/96             2.79%           2.83%
               4/9/96             2.66%           2.69%
               4/16/96            2.79%           2.84%
               4/23/96            2.96%           2.99%
               4/30/96            3.09%           3.17%
               5/7/96             3.08%           3.14%
               5/14/96            3.07%           3.15%
               5/21/96            3.06%           3.12%
               5/28/96            2.97%           3.06%
               6/4/96             2.89%           2.97%
               6/11/96            2.70%           2.73%
               6/18/96            2.74%           2.79%
               6/25/96            2.83%           2.88%
               7/2/96             2.77%           2.85%
               7/9/96             2.36%           2.38%
               7/16/96            2.38%           2.35%
               7/23/96            2.72%           2.78%
               7/30/96            2.86%           2.94%
               8/6/96             2.87%           2.92%
               8/13/96            2.85%           2.91%
               8/20/96            2.90%           2.98%
               8/27/96            2.85%           2.90%
               9/3/96             2.85%           2.91%
               9/10/96            2.78%           2.80%
               9/17/96            2.86%           2.88%
               9/24/96            2.96%           2.99%
              10/1/96             3.04%           3.13%
              10/8/96             2.87%           2.81%
              10/15/96            2.90%           2.87%
              10/22/96            2.95%           2.94%
              10/29/96            2.97%           2.96%
              11/5/96             2.96%           2.96%
              11/12/96            2.87%           2.85%
              11/19/96            2.93%           2.92%
              11/26/96            2.95%           2.93%
              12/3/96             2.98%           3.00%
              12/10/96            2.81%           2.72%
              12/17/96            2.92%           2.89%
              12/24/96            3.10%           3.11%
              12/31/96            3.20%           3.27%
               1/7/97             2.88%           2.86%
               1/14/97            2.88%           2.82%
               1/21/97            2.92%           2.86%
               1/28/97            2.93%           2.87%
               2/4/97             2.93%           2.93%
               2/11/97            2.84%           2.78%
               2/18/97            2.82%           2.78%
               2/25/97            2.85%           2.80%



Notes: The Fund seeks to maintain a stable $1.00 per share price, although there is no assurance that this will be so on a continuing basis. Fund shares are not insured or guaranteed by the U.S. Government. Yields and total returns will fluctuate and past performance is no guarantee of future results. Total return figures include reinvestment of dividends. Returns and yields reflect certain voluntary fee waivers. If the waivers were not in place, the Fund's returns would have been lower.

  Landmark Tax Free Reserves

--------------------------------------------------------------------------------
  STATEMENT OF ASSETS AND LIABILITIES February 28, 1997 (unaudited)

ASSETS:
Investment in Tax Free Reserves Portfolio, at value (Note 1) ...   $411,049,403
                                                                   ------------
LIABILITIES:
Dividends payable ..............................................        689,114
Payable to affiliate--Shareholder Servicing Agents' fee
  (Note 3B) ....................................................         79,072
Accrued expenses and other liabilities .........................        127,347
                                                                   ------------
 Total liabilities .............................................        895,533
                                                                   ------------
NET ASSETS for 410,178,353 shares of beneficial interest
  outstanding ..................................................   $410,153,870
                                                                   ============
NET ASSETS CONSIST OF:
Paid-in capital ................................................   $410,178,353
Accumulated net realized loss on investments ...................        (24,483)
                                                                   ------------
 Total .........................................................   $410,153,870
                                                                   ============
NET ASSET VALUE, OFFERING PRICE, AND REDEMPTION PRICE PER SHARE        $1.00
                                                                       =====

  Landmark Tax Free Reserves
===============================================================================

  STATEMENT OF OPERATIONS

  For the Six Months Ended February 28, 1997 (unaudited)

INVESTMENT INCOME (Note 1A):
Income from Tax Free Reserves Portfolio ............... $6,870,174
Allocated expenses from Tax Free Reserves Portfolio ...   (477,202)
                                                        ----------
 Net investment income from Tax Free Reserves Portfolio              $6,392,972
EXPENSES:
Shareholder Servicing Agents' fees (Note 3B) ..........    474,689
Administrative fees (Note 3A) .........................    474,689
Distribution fees (Note 4) ............................    189,875
Shareholder reports ...................................     14,300
Custodian fees ........................................     10,966
Trustee fees ..........................................     10,844
Transfer agent fees ...................................      7,000
Auditing fees .........................................      5,850
Legal fees ............................................      4,806
Miscellaneous .........................................     25,123
                                                        ----------
 Total expenses .......................................  1,218,142
Less aggregate amounts waived by Administrator and
  Distributor (Notes 3A and 4) ..............             (446,333)
                                                        ----------
 Net expenses .........................................                 771,809
                                                                     ----------
 Net investment income ................................               5,621,163
NET REALIZED GAIN ON INVESTMENTS FROM TAX FREE RESERVES
  PORTFOLIO ...........................................                   7,128
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..              $5,628,291
                                                                     ==========

See notes to financial statements

  Landmark Tax Free Reserves
--------------------------------------------------------------------------------
  STATEMENT OF CHANGES IN NET ASSETS

                                                    SIX MONTHS
                                                       ENDED
                                                     FEBRUARY 28,   YEAR ENDED
                                                        1997        AUGUST 31,
                                                     (UNAUDITED)       1996
                                                     -----------   ------------
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS:
Net investment income .............................  $ 5,621,163   $ 11,590,208
Net realized gain (loss) on investments ...........        7,128        (25,753)
                                                     -----------   ------------
    Net increase in net assets from operations ....    5,628,291     11,564,455
                                                     -----------   ------------
DIVIDENDS TO SHAREHOLDERS FROM:
Net investment income .............................   (5,620,850)   (11,590,208)
                                                     -----------   ------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST AT NET
  ASSET VALUE OF $1.00 PER SHARE (Note 5):
Proceeds from sale of shares ......................  401,591,818    774,480,272
Net asset value of shares issued to shareholders
  from reinvestment of dividends ..................    1,328,513      2,720,028
Cost of shares repurchased ........................ (364,123,037)  (797,997,543)
                                                     -----------   ------------
    Net increase (decrease) in net assets from
      transactions in shares of beneficial interest   38,797,294    (20,797,243)
                                                     -----------   ------------
NET INCREASE (DECREASE) IN NET ASSETS .............   38,804,735    (20,822,996)
NET ASSETS:
Beginning of period ...............................  371,349,135    392,172,131
                                                     -----------   ------------
End of period ..................................... $410,153,870   $371,349,135
                                                    ============   ============
  Landmark Tax Free Reserves

--------------------------------------------------------------------------------
  FINANCIAL HIGHLIGHTS

                                            SIX MONTHS ENDED                   YEAR ENDED AUGUST 31
                                            FEBRUARY 28, 1997 _______________________________________________________
                                              (UNAUDITED)      1996       1995         1994         1993          1992
                                              -----------       ------      ------      ------       ------      ------
Net Asset Value, beginning of period ....       $1.00000       $1.00000     $1.00000     $1.00000    $1.00000    1.00000
Net investment income ...................        0.01449        0.02973      0.03197      0.02002     0.02014    0.03125
Less dividends from net investment income       (0.01449)      (0.02973)    (0.03197)    (0.02002)   (0.02014)  (0.03125)
                                                --------       --------     --------     --------    --------    -------
Net Asset Value, end of period ..........       $1.00000       $1.00000     $1.00000     $1.00000    $1.00000   $1.00000
                                                ========       ========     ========     ========    ========   ========

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted) .       $410,154       $371,349     $392,172     $232,333    $227,296   $211,978
Ratio of expenses to average net assets*           0.65%**        0.65%        0.65%        0.65%       0.65%      0.65%
Ratio of net investment income to
  average net assets ....................          2.96%**        2.97%        3.22%        1.99%       2.01%      3.10%
Total return ............................          1.46%+         3.01%        3.24%        2.02%       2.03%      3.17%

Note: If agents of the Fund and agents of Tax Free Reserves Portfolio had not waived a portion of their fees during the periods indicated, the net investment income per share and the ratios would have been as follows:

Net investment income per share .........       $0.01297       $0.02693     $0.02929     $0.01730    $0.01723   $0.02813
RATIOS:
Expenses to average net assets* .........          0.96%**        0.93%        0.92%        0.92%       0.94%      0.97%
Net investment income to average net
  assets ................................          2.65%**        2.69%        2.95%        1.72%       1.72%      2.79%

 * Includes the Fund's share of Tax Free Reserves Portfolio's allocated expenses.
** Annualized
 + Not Annualized

See notes to financial statements

  Landmark Tax Free Reserves
-------------------------------------------------------------------------------
  NOTES TO FINANCIAL STATEMENTS (unaudited)

(1) SIGNIFICANT ACCOUNTING POLICIES
Landmark Tax Free Reserves (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end, management investment company. The Fund invests all of its investable assets in Tax Free Reserves Portfolio (the "Portfolio"), a management investment company for which Citibank, N.A. ("Citibank") serves as investment adviser. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Fund's Administrator and Distributor. Citibank also serves as Sub-Administrator and makes shares available to customers through various Shareholder Servicing Agents.

The Fund seeks to achieve its investment objective of a high level of current income which is exempt from federal income taxes, consistent with preservation of capital and liquidity, by investing all of its investable assets in the Portfolio, an open-end, non-diversified management investment company having the same investment objective as the Fund. The value of such investment reflects the Fund's proportionate interest (approximately 99.9% at February 28, 1997) in the net assets of the Portfolio.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The financial statements of the Portfolio, including the portfolio of investments, are contained elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The significant accounting policies consistently followed by the Fund are as follows:

A. INTEREST INCOME -- The Fund earns income, net of Portfolio expenses, daily on its investment in the Portfolio.

B. FEDERAL TAXES -- The Fund's policy is to comply with the provisions of the Internal Revenue Code available to regulated investment companies and to distribute to shareholders all of its net investment income. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryover of $6,171, of which $4,677 will expire on August 31, 1999 and $1,494 will expire on August 31, 2002. Such capital loss carryovers will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. Dividends paid by the Fund from net interest received on tax-exempt money market instruments are not includable by shareholders as gross income for federal income tax purposes because the Fund intends to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

C. EXPENSES -- The Fund bears all costs of its operations other than expenses specifically assumed by Citibank and LFBDS.

(2) DIVIDENDS
The net income of the Fund is determined once daily, as of 12:00 noon, New York City time, and all of the net income of the Fund so determined is declared as a dividend to shareholders of record at the time of such determination. Dividends are distributed in the form of additional shares of the Fund or, at the election of the shareholder, in cash (subject to the policies of the shareholder's Shareholder Servicing Agent) on or prior to the last business day of the month.

(3) ADMINISTRATIVE SERVICES PLAN
The Fund has adopted an Administrative Services Plan which provides that the Fund may obtain the services of an Administrator, one or more Shareholder Servicing Agents, and other Servicing Agents, and may enter into agreements providing for the payment of fees for such services. Under the Fund's Administrative Services Plan, the aggregate of the fee paid to the Administrator from the Fund, the fees paid to the Shareholder Servicing Agents from the Fund under such plan and the Basic Distribution Fee paid from the Fund to the Distributor under the Distribution Plan may not exceed 0.60% of the Fund's average daily net assets on an annualized basis for the Fund's then-current fiscal year.

A. ADMINISTRATIVE FEES -- Under the terms of an Administrative Services Agreement, LFBDS is entitled to an administrative fee, as compensation for overall administrative services and general office facilities, which is computed at the annual rate of 0.25% of the Fund's average daily net assets. Administrative fees amounted to $474,689, of which $299,064 was voluntarily waived for the six months ended February 28, 1997. Citibank acts as Sub-Administrator and performs such duties and receives such compensation from LFBDS as from time to time is agreed to by LFBDS and Citibank. The Fund pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Fund from the Administrator or its affiliates. Certain of the officers and a Trustee of the Fund are officers and a director of the Administrator or its affiliates.

B. SHAREHOLDER SERVICING AGENT FEES -- The Fund has entered into shareholder servicing agreements with each Shareholder Servicing Agent pursuant to which that Shareholder Servicing Agent acts as an agent for its customers and provides other related services. For their services, each Shareholder Servicing Agent receives a fee from the Fund, but may be paid periodically, which may not exceed, on an annualized basis, an amount equal to 0.25% of the average daily net assets of the Fund represented by shares owned during the period for which payment is being made by investors for whom such Shareholder Servicing Agent maintains a servicing relationship. Shareholder Servicing Agent fees amounted to $474,689, for the six months ended February 28, 1997.

(4) DISTRIBUTION FEE
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, in which the Fund reimburses the Distributor for expenses incurred or anticipated in connection with the sale of shares of the Fund, at an annual rate not to exceed 0.10% of the Fund's average daily net assets. The Distributor may also receive an additional fee from the Fund not to exceed 0.10% of the Fund's average daily net assets in anticipation of, or as reimbursement for, advertising expenses incurred by the Distributor in connection with the sale of shares of the Fund. No payments of such additional fees have been made to date. Distribution fees amounted to $189,875, of which $147,269 was voluntarily waived for the six months ended February 28, 1997.

(5) SHARE OF BENEFICIAL INTEREST
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value).

(6) INVESTMENT TRANSACTIONS
Increases and decreases in the Fund's investment in the Portfolio aggregated $245,971,864 and $213,493,541, respectively, for the six months ended February 28, 1997.

(7) FEDERAL INCOME TAX BASIS OF INVESTMENTS
The cost of the Fund's investment in the Portfolio at February 28, 1997, for federal income tax purposes, amounted to $411,049,403.

  Tax Free Reserves Portfolio
--------------------------------------------------------------------------------
  PORTFOLIO OF INVESTMENTS February 28, 1997 (unaudited)
                                        PRINCIPAL
                                         AMOUNT
ISSUER                               (000'S OMITTED)        VALUE
--------------------------------------------------------------------------
 TAX-EXEMPT COMMERCIAL
      PAPER -- 4.0%

Anne Arundel County, Maryland
   Economic Revenue,
   AMT, 3.55% due 4/4/97 ...........  $ 2,000            $  2,000,000
Dallas, Texas, Area Rapid
   Transportation, Series A,
   3.40% due 4/14/97 ...............    3,000               3,000,000
Sarasota County, Florida Public
   Hospital, 3.40% due 4/14/97          3,950               3,950,000
Sarasota County, Florida Public
   Hospital, 3.35% due 5/9/97 ......    2,000               2,000,000
Venango, Pennsylvania Industrial
   Development, AMT,
   3.50% due 5/15/97 ...............    2,000               2,000,000
Washington State Health Care,
   AMT, 3.75% due 11/1/97 ..........    3,600               3,600,000
                                                          -----------
                                                           16,550,000
                                                          -----------

 GENERAL OBLIGATION
      BONDS AND NOTES -- 4.7%
Anne Arundel County, Maryland,
   5.80% due 3/1/97 ................    1,150               1,150,000
Chicago, Illinois,
   3.60% due 8/1/97 ................    3,500               3,500,000
Chicago, Illinois,
   3.55% due 10/31/97 ..............    5,300               5,300,000
Louisiana State,
   5.00% due 8/1/97 ................    2,000               2,009,594
Maricopa County, Arizona
   School District 97,
   6.20% due 7/1/97 ................    1,000               1,017,376
Salt Lake City, Utah School District,
   4.40% due 3/1/97 ................    2,090               2,090,000
Tennessee State,
   5.00% due 3/1/97 ................    1,065               1,065,000
Union County, New Jersey
   Revenue, 6.50% due 6/15/97 ......    3,000               3,021,972
                                                          -----------
                                                           19,153,942
                                                          -----------

 ANNUAL AND SEMI-ANNUAL
      TENDER REVENUE BONDS, AND
      NOTES (PUTS) -- 26.6%
Austin, Texas Water, Sewer &
   Electric, 14.25% due 5/15/97 ....    1,500               1,530,791
Arkansas State Development
   Finance Authority, AMT,
   3.80% due 11/5/97 ...............    2,000               2,000,000
Arizona State Transportation Board,
   7.80% due 7/1/97 ................    3,790               3,913,279
Atlanta, Georgia Urban Residential
   Finance Authority,
   3.90% due 5/1/97 ................    3,000               3,000,000
Chicago, Illinois,
   3.65% due 2/5/98 ................    3,800               3,800,000
Cochise County, Arizona Pollution
   Control, AMT,
   3.70% due 3/1/97 ................    2,000               2,000,000
Clackmas County, Oregon Hospital
   Facilities Authority,
   3.75% due 4/1/97 ................    4,150               4,150,000
Columbus, Ohio Sewer,
   9.00% due 9/15/97 ...............    1,000               1,028,265
Clark County, Nevada
   Public Safety,
   6.00% due 6/1/97 ................    3,000               3,016,604
Denver, Colorado County,
   7.60% due 9/1/97 ................    1,000               1,028,455
District of Columbia,
   3.75% due 12/1/97 ...............    4,000               4,000,000
District of Columbia,
   3.90% due 12/1/97 ...............    1,000               1,000,000
Grand River Dam Authority,
   Oklahoma,
   6.60% due 6/1/97 ................    1,000               1,026,932
Hawaii State Department of Budget
   and Finance Revenue,
   3.65% due 3/3/97 ................    5,560               5,560,000
Indiana State Housing,
   3.60% due 1/2/98 ................    3,015               3,013,745
Intermountain Power Agency,
   Utah, 8.50% due 7/1/97 ..........    3,610               3,735,779
Intermountain Power Agency,
   Utah, 8.63% due 7/1/97 ..........    2,000               2,070,829
Iowa Municipalities Workers,
   4.10% due 7/1/97 ................    1,000               1,000,000
Jackson County, Mississippi,
   3.55% due 8/1/97 ................    1,400               1,400,000
Lower Neches Valley, Texas
   Pollution Control Revenue,
   3.50% due 8/15/97 ...............    2,000               2,000,000
Marion County, Tennessee
   Industrial Environmental, AMT,
   3.65% due 8/1/97 ................    3,000               3,000,000
Maryland State Community
   Development Administration, AMT,
   4.00% due 9/1/97 ................    1,500               1,500,000
Massachusetts Bay Transportation
   Authority, 7.00% due 3/1/97 .....    2,160               2,160,000
Massachusetts Municipal
   Wholesale Electric,
   8.75% due 7/1/97 ................    5,000               5,177,657
Metropolitan Government Nashville,
   Tennessee, AMT, 3.75% due 5/1/97     1,500               1,500,000
Minnesota Public Facilities
   Authorities, 6.50% due 3/1/97 ...    1,000               1,000,000
New Mexico Mortgage Finance
   Authority, AMT, 3.80% due 12/1/97    4,095               4,095,000
North Central Texas Health
   Facilities, 7.88% due 7/1/97 ....    2,400               2,478,397
Ohio State Public Facilities
   Community, 5.20% due 5/1/97 .....    1,500               1,503,414
Oklahoma State Water Resource Board
   State Loan Revenue,
   3.75% due 3/1/97 ................    5,000               5,000,000
Oklahoma State Water Resource Board
   State Loan Revenue,
   3.70% due 3/3/97 ................    3,000               3,000,000
Pennsylvania State Higher Education
   Revenue, 3.50% due 5/30/97 ......    3,000               3,000,000
Phoenix, Arizona Apartment Revenue,
   5.05% due 7/1/97 ................    1,840               1,847,225
Platte County, Missouri Public
   Building Corp.,
   4.50% due 9/1/97 ................    1,205               1,208,010
Rhode Island State,
   5.00% due 8/1/97 ................    1,775               1,785,755
Rhode Island Housing & Mortgage
   Finance Authority,
   3.70% due 12/2/97 ...............    1,500               1,500,000
Shelby County, Tennessee Health,
   9.63% due 7/1/97 ................    2,360               2,402,957
Tennessee State,
   5.88% due 7/1/97 ................    3,500               3,526,514
Tennessee State,
   5.90% due 6/1/97 ................    2,570               2,584,968
University Of Pittsburgh PA,
   7.50% due 6/1/97 ................    1,000               1,009,850
Utah State,
   4.90% due 7/1/97 ................    1,500               1,506,032
Washington State Housing Finance
   Commission, AMT,
   3.80% due 6/1/97 ................    1,710               1,710,000
Washington State Public Power
   Supply, 7.00% due 7/1/97 ........    4,400               4,450,037
York County, South Carolina
   Pollution Control,
   3.80% due 3/15/97 ...............    2,000               2,000,000
                                                          -----------
                                                          109,220,495
                                                          -----------

REVENUE, TAX, BOND AND
      TAX REVENUE ANTICIPATION
      NOTES -- 6.1%
Arapahoe County, Colorado School
   District, TANs,
   4.50% due 6/30/97 ...............   $2,000              $2,005,574
Bowling Green, Ohio, BANs,
   4.00% due 12/4/97 ...............    2,000               2,004,936
Contra Costa, California
   Transportation, TRANs
   5.00% due 3/1/97 ................    2,000               2,000,000
Highland, Indiana, TANs,
   4.25% due 12/31/97 ..............    1,500               1,504,436
Kankakee, Wyoming, Industrial
   School Corp. TANs,
   4.10% due 12/30/97 ..............    3,570               3,580,009
Maine State, TANs,
   4.50% due 7/1/97 ................    1,110               1,112,664
Palm Beach County, Florida
   School District, TANs,
   4.50% due 9/26/97 ...............    4,000               4,014,138
Racine, Wisconsin School District,
   TRANs, 4.25% due 8/22/97 ........    3,000               3,010,793
Richman, Indiana, Dormitory
   Community Schools, TANs,
   4.10% due 12/31/97 ..............    1,000               1,001,597
Tennessee State Local Development
   Authority Revenue, BANs,
   4.00% due 5/29/97 ...............    3,000               3,002,617
Texas State, RANS,
   4.75% due 8/29/97 ...............    1,000               1,005,682
Will County, Illinois, Community
   School District, TANs,
   4.42% due 10/17/97 ..............    1,000               1,003,162
                                                          -----------
                                                           25,245,608
                                                          -----------

 VARIABLE RATE DEMAND
      NOTES* -- 57.7%

Adams County, Colorado, Industrial
   Development Revenue,
   due 12/1/03 .....................   $5,000              $5,000,000
Beloit, Kansas Industrial
   Development, due 12/1/16 ........    4,000               4,000,000
Baltimore, Maryland, Port Facilities
   Authority, due 10/14/11 .........    1,000               1,000,000
Bexar County, Texas Health
   Facilities Development,
   due 7/11/11 .....................    1,000               1,000,000
Bexar County, Texas Housing
   Authority, due 9/15/26 ..........    1,900               1,900,000
Boulder County, Colorado Industrial
   Development Revenue,
   due 12/1/04 .....................    2,565               2,565,000
Brazos River Harbor, Texas,
   due 12/1/19 .....................    1,100               1,100,000
Brazos, Texas, Harbor Industrial
   Development, Authority,
   due 12/1/13 .....................    2,900               2,900,000
Butler County, Kansas Solid Waste,
   AMT, due 8/1/24 .................      900                 900,000
Carthege, Missouri Industrial
   Development, due 9/1/30 .........    1,000               1,000,000
Cherokee County, South Carolina
   Industrial Revenue, AMT,
   due 8/1/19 ......................      200                 200,000
Chicago, Illinois Industrial
   Development Revenue,
   due 8/1/05 ......................    4,200               4,200,000
Chicago, Illinois O'Hare
   International Airport Revenue,
   due 1/1/15 ......................    1,985               1,985,000
Columbia, Missouri Water and Electric
   Revenue, due 8/15/99 ............      500                 500,000
Columbus Indiana, Economic
   Development Revenue, AMT,
   due 1/1/00 ......................    1,440               1,440,000
De Kalb County, Georgia Multifamily
   Housing Revenue, due 6/1/25 .....    4,050               4,050,000
District of Columbia, due 10/1/15 ..      500                 500,000
East Baton Rouge, Louisiana,
   Pollution Control Revenue,
   due 11/1/19 .....................    2,100               2,100,000
Eloy, Arizona Industrial Development
   Authority Revenue, AMT,
   due 8/1/20 ......................    1,000               1,000,000
Farmington, New Mexico, Pollution
   Control Revenue, due 9/1/24 .....      600                 600,000
Fayetteville, Arkansas Industrial
   Development, AMT, due 12/1/04 ...    1,100               1,100,000
Florida Housing Finance Authority,
   due 12/1/08 .....................      600                 600,000
Florida Housing Finance Authority,
   AMT, due 9/1/26 .................    2,875               2,875,000
Floyd County, Georgia Pollution
   Authority, due 9/1/26 ...........      200                 200,000
Forsyth County, Georgia Development
   Authority Industrial, due 1/1/07     2,000               2,000,000
Fort Wayne, Indiana Economic
   Development Revenue, due 12/1/03     1,000               1,000,000
Franklin County, Kentucky Industrial
   Building Revenue, AMT,
   due 9/1/16 ......................    5,545               5,545,000
Franklin County, Ohio Health Systems
   Revenue, due 7/1/15 .............      100                 100,000
Fulton County, Georgia Residential
   Care Facilities, due 1/1/18 .....    1,500               1,500,000
Grapevine, Texas, Industrial
   Development Corp. Revenue,
   due 12/1/24 .....................    2,800               2,800,000
Gulf Coast, Texas Industrial
   Development Authority, AMT,
   due 5/1/24 ......................      300                 300,000
Gwinett County, Georgia Industrial
   Development Revenue,
   AMT, due 6/1/05 .................    1,500               1,500,000
Hampton, Virginia, Redevelopment &
   Housing Authority, due 6/15/26 ..      900                 900,000
Henrico County, Virginia Industrial
   Development, due 5/1/24 .........      500                 500,000
Hopewell, Virginia, Industrial
   Development Authority Revenue,
   AMT, due 4/1/15 .................    1,000               1,000,000
Howard County, Maryland Multifamily
   Housing Revenue, due 6/15/26 ....    2,000               2,000,000
Illinois Health Facilities Authority
   Revenue, due 7/1/25 .............    1,700               1,700,000
Indiana State Educational Facilities
   Authority, 3/1/25 ...............    1,300               1,300,000
Jackson County, Mississippi Pollution
   Control Revenue, due 6/1/23 .....    3,000               3,000,000
Jackson, Mississippi Industrial
   Development Revenue, due 12/1/15     2,650               2,650,000
Jefferson Parish, Louisiana Hospital
   District 2, due 12/1/15 .........    2,700               2,700,000
Kansas City, Missouri, Industrial
   Development Hospital Revenue,
   due 10/15/14 ....................      400                 400,000
Los Angeles, California Regional
   Apartment Lease, due 12/1/25 ....      200                 200,000
Maricopa County, Arizona Pollution
   Control, due 5/1/29 .............      400                 400,000
Missisippi State, due 11/15/09 .....    9,325               9,325,000
Missouri State Health and Educational
   Facilities Authority, due 9/1/30       500                 500,000
Morton, Illinois Industrial
   Development, AMT, due 4/1/16 ....    1,000               1,000,000
Nash County, North Carolina,
   due 12/1/14 .....................    1,000               1,000,000
New Hanover County, North Carolina,
   due 3/1/14 ......................    2,250               2,250,000
Nevada Housing Division, AMT,
   due 4/1/20 ......................    1,000               1,000,000
New Mexico State Highway,
   due 6/15/11 .....................    5,000               5,000,000
New York State Job Development
   Authority, due 3/1/03 ...........       95                  95,000
North Carolina Medical Care Hospital
   Authority, due 10/1/13 ..........    1,200               1,200,000
North Texas Higher Education
   Authority, due 4/1/36 ...........    1,100               1,100,000
Orange County, Florida Industrial
   Development Authority, due 1/1/11    1,500               1,500,000
Orange County, Florida Health
   Facilities Authority,
   due 11/15/26 ....................    1,000               1,000,000
Palatine, Illinois Industrial
   Development, due 1/1/16 .........    1,120               1,120,000
Pasco County, Florida School
   District, due 8/1/26 ............   20,370              20,370,000
Pennsylvania State Higher Education
   Student Loan, due 7/1/18 ........    2,000               2,000,000
Pennsylvania State Higher Education
   Student Loan, AMT, due 12/1/24 ..    2,000               2,000,000
Person County, North Carolina
   Pollution Control Authority,
   due 11/1/19 .....................    3,000               3,000,000
Phenix City, Alabama Environmental
   Revenue, due 3/1/31 .............      200                 200,000
Piedmont, South Carolina, Municipal
   Power Agency Revenue,
   due 1/1/22 ......................      900                 900,000
Pinal County, Arizona Pollution
   Control Revenue, due 12/1/09 ....      700                 700,000
Pinellas County, Florida Health
   Facilities Authority,
   due 12/1/15 .....................      900                 900,000
Port Arthur, Texas Navigation
   District, AMT, due 4/1/14 .......    1,000               1,000,000
Port Arthur, Texas Navigation
   District, due 10/1/24 ...........      300                 300,000
Putnam County, West Virginia
   Industrial Development Revenue,
   due 10/1/11 .....................   $  600               $ 600,000
Quakertown, Pennsylvania General
   Authority Revenue, due 7/1/26 ...    2,200               2,200,000
Rhode Island State Industrial
  Facilities Corp., AMT, due 6/1/05     4,950               4,950,000
Rhode Island State Industrial
   Facilities Corp., due 11/1/05 ...    4,770               4,770,000
Rutherford County, Tennessee
   Industrial Development,
   due 12/1/03 .....................    1,500               1,500,000
San Antonio, Texas Electric & Gas,
   due 2/1/18 ......................    7,455               7,455,000
Savannah, Illinois Industrial
   Development Revenue, due 6/1/04 .      600                 600,000
Seattle, Washington Municipal Light &
   Power Authority, due 6/1/21          2,600               2,600,000
Shelby County, Tennessee,
   due 12/1/10 .....................   11,725              11,725,000
Sikeston, Missouri, Electric Revenue
   Authority, due 6/1/22 ...........   10,098              10,098,000
South Carolina Educational Facilities
   Authority, due 10/1/26 ..........    4,900               4,900,000
South Carolina Jobs, due 11/1/25 ...    1,400               1,400,000
Southeastern Oklahoma Industrial
   Authorities, due 6/1/16 .........    3,400               3,400,000
St. Charles County, Missouri
   Industrial Development Authority,
   due 12/1/07 .....................    1,000               1,000,000
Southwestern Illinois Development
   Authority, AMT, due 11/1/25 .....      300                 300,000
Tipton, Indiana Economic Development
   Revenue, due 7/1/22 .............    1,085               1,085,000
Traill County, North Dakota Industrial
   Development, AMT, due 12/1/11 ...    1,000               1,000,000
Traill County, North Dakota Solid
   Waste, AMT, due 12/1/11 .........   16,000              16,000,000
Traill County, North Dakota Solid
   Waste, AMT, due 12/11/11 ........    1,000               1,000,000
Unita County, Wyoming Control
   Revenue, due 12/1/22 ............      500                 500,000
Utah State Board of Regents,
   due 11/1/00 .....................    1,100               1,100,000
Utah State Board of Regents,
   due 11/1/25 .....................      900                 900,000
Utah State Board of Regents, AMT,
   due 11/1/31 .....................    6,000               6,000,000
Vermont Industrial Development
   Authority, AMT, due 12/1/11 .....      800                 800,000
Volusia County, Florida Health
   Facilities Authority, due 9/1/20     1,500               1,500,000
Wake County, North Carolina
   Industrial Pollution Control,
   due 9/1/15 ......................    3,000               3,000,000
Washington State Health Care
   Facilities, due 10/1/05 .........    1,300               1,300,000
Washington State Public Power
   Supply, due 7/1/15 ..............    7,240               7,240,000

Winchester, Kentucky Industrial
   Building, due 10/1/18 ...........    1,700               1,700,000
Wisconsin Housing & Economic
   Development, due 9/1/26 .........    4,000               4,000,000
Wisconsin State, due 5/1/04 ........    1,000               1,000,000
                                                          -----------
                                                          237,293,000
                                                          -----------

TOTAL INVESTMENTS
   AT AMORTIZED COST ...............     99.1%            407,463,045

OTHER ASSETS, LESS LIABILITIES            0.9               3,586,468
                                        -----             ------------

NET ASSETS .........................    100.0%           $411,049,513
                                        =====             ============

AMT-Subject to Alternative Minimum Tax
* Variable rate demand notes have a demand feature under which the fund could tender them back to the issuer on no more than 7 days' notice.

See notes to financial statements

Tax Free Reserves Portfolio

================================================================================
  STATEMENT OF ASSETS AND LIABILITIES February 28, 1997 (unaudited)

ASSETS:
Investments, at amortized cost and value (Note 1A) .............   $407,463,045
Cash ...........................................................         83,413
Interest receivable ............................................      3,526,108
                                                                   ------------
 Total assets ..................................................    411,072,566
                                                                   ------------

LIABILITIES:
Accrued expenses and other liabilities .........................         23,053
                                                                   ------------
 Total liabilities .............................................         23,053
                                                                   ------------
NET ASSETS ......................................................  $411,049,513
                                                                   ============

REPRESENTED BY:
Capital paid-in for beneficial interests ........................  $411,049,513
                                                                   ============

See notes to financial statements

 Tax Free Reserves Portfolio

===============================================================================
STATEMENT OF OPERATIONS
For the Six Months Ended February 28, 1997 (unaudited)

INVESTMENT INCOME (Note 1B) .....................................    $6,870,174

EXPENSES:
Investment Advisory fees (Note 2A) ................      $380,367
Administrative fees (Note 2B) .....................        95,092
Custodian fees ....................................        93,301
Auditing fees .....................................        10,800
Legal fees ........................................         7,206
Trustee fees ......................................         5,671
Miscellaneous .....................................         6,080
                                                          -------
 Total Expenses ...................................       598,517
Less aggregate amounts waived by Investment Advisor
  and Administrator (Notes 2A and 2B) .............      (116,021)
Less fees paid indirectly (Note 1D) .............................        (5,294)
                                                                     ----------
 Net expenses ...................................................       477,202
                                                                     ----------
 Net investment income ..........................................     6,392,972
NET REALIZED GAIN ON INVESTMENTS ................................         7,128
                                                                     ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ............    $6,400,100
                                                                     ==========

See notes to financial statements

Tax Free Reserves Portfolio
===============================================================================
STATEMENT OF CHANGES IN NET ASSETS

                                                                            SIX MONTHS ENDED
                                                                            FEBRUARY 28, 1997    YEAR ENDED
INCREASE (DECREASE) IN NET ASSETS FROM                                        (UNAUDITED)      AUGUST 31, 1996
                                                                            -----------------  ---------------

OPERATIONS:
Net investment income ....................................................   $  6,392,972      $  12,954,867
Net realized gain (loss) on investments ..................................          7,128            (25,753)
                                                                             ------------      -------------
 Increase in net assets from operations ..................................      6,400,100         12,929,114
                                                                             ------------      -------------

CAPITAL TRANSACTIONS:
Proceeds from contributions ..............................................    245,971,874        426,786,434
Value of withdrawals .....................................................   (213,493,541)      (461,766,719)
                                                                             ------------        ------------
 Net increase (decrease) in net assets from capital transactions .........     32,478,333        (34,980,285)
                                                                             ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS .........................                38,878,433         (22,051,171)
NET ASSETS:
Beginning of period ......................................................    372,171,080         394,222,251
                                                                             ------------        ------------
End of period ............................................................   $411,049,513        $372,171,080
                                                                             ============        ============

  Tax Free Reserves Portfolio

===============================================================================
  FINANCIAL HIGHLIGHTS

                                                           SIX MONTHS ENDED                    YEAR ENDED AUGUST 31,
                                                          FEBRUARY 28, 1997 -------------------------------------------------------
                                                             (UNAUDITED)    1996        1995        1994          1993     1992
                                                            --------------  --------    --------     --------    --------   -------
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000 omitted) .........            $411,050     $372,171    $394,222     $233,108   $277,593     $212,502
Ratio of expenses to average net assets .........               0.25%*       0.30%       0.32%        0.31%      0.31%        0.31%
Ratio of net investment income to average
 net assets .....................................               3.36%*       3.31%       3.55%        2.33%      2.35%        3.43%

Note: If Agents of the Portfolio had not voluntarily waived a portion of their fees during the periods indicated, the ratios would have been as follows:

RATIOS:
Expenses to average net assets ..................                0.31%*       0.32%       0.32%        0.32%     0.33%        0.35%
Net investment income to average net assets .....                3.30%*       3.29%       3.55%        2.32%     2.32%        3.39%

* Annualized

See notes to financial statements

  Tax Free Reserves Portfolio

===============================================================================
  NOTES TO FINANCIAL STATEMENTS (unaudited)

(1) SIGNIFICANT ACCOUNTING POLICIES Tax Free Reserves Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, as a no-load, non-diversified, open-end management investment company which was organized as a trust under the laws of the State of New York. The Declaration of Trust permits the Trustees to issue beneficial interests in the Portfolio. The Landmark Funds Broker-Dealer Services, Inc. ("LFBDS") acts as the Portfolio's Administrator. Citibank, N.A. ("Citibank") acts as the Investment Adviser. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The significant accounting policies consistently followed by the Portfolio are as follows:

A. VALUATION OF INVESTMENTS -- Money market instruments are valued at amortized cost, which the Trustees have determined in good faith constitutes fair value. The Portfolio's use of amortized cost is subject to the Portfolio's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

B. INTEREST INCOME AND EXPENSES -- Interest income consists of interest accrued and discount earned (including both original issue and market discount), adjusted for amortization of premium, on the investments of the Portfolio, accrued ratably to the date of maturity, plus or minus net realized gain or loss, if any, on investments. Expenses of the Portfolio are accrued daily.

C. FEDERAL INCOME TAXES -- The Portfolio's policy is to comply with the applicable provisions of the Internal Revenue Code. Accordingly, no provision for federal income taxes is necessary.

D. FEES PAID INDIRECTLY -- The Fund's custodian bank calculates its fees based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

E. OTHER -- Purchases, maturities and sales, of money market instruments are accounted for on the date of the transaction.

(2) INVESTMENT ADVISORY FEE AND ADMINISTRATIVE FEE

A. INVESTMENT ADVISORY FEE -- The investment advisory fee paid to Citibank, as compensation for overall investment management services, amounted to $380,367, of which $100,181 was voluntarily waived for the six months ended February 28, 1997. The investment advisory fee is computed at the annual rate of 0.20% of the Portfolio's average daily net assets.

B. ADMINISTRATIVE FEE -- Under the terms of an Administrative Services Agreement, the administrative fee payable to the Administrator, as compensation for overall administrative services and general office facilities, is computed at the annual rate of 0.05% of the Portfolio's average daily net assets and amounted to $95,092 of which $15,840 was voluntarily waived for the six months ended February 28, 1997. The Portfolio pays no compensation directly to any Trustee or any officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Portfolio from the Administrator or its affiliates. Certain of the officers and a Trustee of the Portfolio are officers and a director of the Administrator or its affiliates.

(3) INVESTMENT TRANSACTIONS

Purchases, maturities, and sales of money market instruments, exclusive of securities purchased subject to repurchase agreements, aggregated $628,506,887 and $604,728,460, respectively, for the six months ended February 28, 1997.

(4) FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

The cost of investment securities owned at February 28, 1997, for federal income tax purposes, amounted to $407,463,045.

(5) LINE OF CREDIT

The Portfolio, along with other Landmark Funds, entered into an agreement with a bank which allows the Funds collectively to borrow up to $40 million for temporary or emergency purposes. Interest on borrowings, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the six months ended February 28, 1997, the commitment fee allocated to the Portfolio was $966. Since the line of credit was established, there have been no borrowings.

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SHAREHOLDER
SERVICING AGENTS

FOR CITIBANK NEW YORK RETAIL BANKING AND
BUSINESS AND PROFESSIONAL CUSTOMERS:
Citibank, N.A.
111 Wall Street, New York, NY 10043
(212) 820-2383 or (800) 846-5300

FOR CITIGOLD CUSTOMERS:
Citigold
P.O. Box 5130, New York, NY 10126-5130
Call Your Citigold Executive or, in NY or CT (800) 285-1701, or for all other states (800) 285-1707

FOR CITIBANK PRIVATE BANKING CLIENTS:
Citibank, N.A.
The Citibank Private Bank
153 East 53rd Street, New York, NY 10043
Call Your Citibank Private Banking Account Officer,
Investment Specialist or (212) 559-5959

FOR CITIBANK GLOBAL ASSET MANAGEMENT CLIENTS:
Citibank, N.A.
Citibank Global Asset Management
153 East 53rd Street, New York, NY 10043
(212) 559-7117

FOR CITIBANK NORTH AMERICAN INVESTOR SERVICES CLIENTS:
Citibank, N.A.
Master Trust Accounts
111 Wall Street, New York, NY 10043
Call Your Account Manager or (212) 657-9659

FOR CITICORP INVESTMENT SERVICES CUSTOMERS:
Citicorp Investment Services
One Court Square, Long Island City, NY 11120
Call Your Investment Consultant or (800) 846-5200
(212) 820-2380 in New York City

       LANDMARK
       FUNDS

MONEY MARKET FUNDS:
Cash Reserves
Premium Liquid Reserves
Institutional Liquid Reserves

U.S. Treasury Reserves
Premium U.S. Treasury Reserves
Institutional U.S. Treasury Reserves

Tax Free Reserves
Institutional Tax Free Reserves

California Tax Free Reserves
Connecticut Tax Free Reserves
New York Tax Free Reserves

STOCK & BOND FUNDS:
U.S. Government Income Fund
Intermediate Income Fund
National Tax Free Income Fund
New York Tax Free Income Fund

Balanced Fund
Equity Fund
International Equity Fund
Small Cap Equity Fund
Emerging Asian Markets Equity Fund